Exhibit 99.1

PRESS RELEASE	For more information contact:

Prosperity Bancshares, Inc.®	Cullen Zalman
Prosperity Bank Plaza	Senior Vice President – Banking and Corporate Activities
4295 San Felipe	281.269.7199
Houston, Texas 77027	cullen.zalman@prosperitybankusa.com

FOR IMMEDIATE RELEASE

PROSPERITY BANCSHARES, INC.®

ANNOUNCES DIRECTOR CHANGES

HOUSTON, October 6, 2022.  Prosperity Bancshares, Inc.® (NYSE: PB) (“Prosperity”), the parent company of Prosperity Bank® (the “Bank”), has announced several changes to its Board of Directors.

On October 4, 2022, Bruce W. Hunt and George A. Fisk, directors of Prosperity, notified the Board that each will resign as a director effective as of the close of business on October 5, 2022.  The decisions of Mr. Hunt and Mr. Fisk to resign from the Board were for personal reasons and not the result of any dispute or disagreement with Prosperity on any matter relating to its operations, policies or practices.  “On behalf of everyone at Prosperity, I would like to thank Bruce and George for the many contributions they made to the organization,” commented David Zalman, Senior Chairman and Chief Executive Officer of Prosperity.

On October 5, 2022, the Board, upon recommendation of the Nominating and Corporate Governance Committee of the Board, voted to appoint Dr. Laura Murillo as a Class II Director and Ileana Blanco as a Class III Director effective as of the close of business on October 5, 2022. Each of Dr. Murillo and Ms. Blanco will serve until Prosperity’s 2023 Annual Meeting of Shareholders.

Ms. Blanco has had extensive experience with financial institutions and in leadership positions throughout her career. For over 35 years she has represented banks in complex commercial litigation and counseled their officers and directors. A champion for diversity, Ms. Blanco served two terms as the President of the Houston Association of Women Attorneys and is currently a director on the Hispanic Bar Association of Houston. As a certified mediator, Ms. Blanco volunteers with the Harris County Disputes Resolution Center to help pro bono litigants settle their disputes. Ms. Blanco was one of the founders of the Houston office of global law firm DLA Piper and served as its managing partner for eight years. Before that, she was a partner at Bracewell LLP, and served on its Management Committee.

Dr. Murillo has served as the President and CEO of the Houston Hispanic Chamber of Commerce since 2007.  From 2003 to 2007, Dr. Murillo served as a senior executive and oversaw fundraising, capital campaign development and international services, among other areas, for the Memorial Hermann Healthcare System.  Prior to 2003, Dr. Murillo served as a University of Houston executive for 14 years in a variety of roles, including University Advancement for the School of Business and University Recruitment and Retention of Minorities.  Dr. Murillo currently serves on the Federal Reserve System’s Community Advisory Council, which reports to the Board of Governors, and the Federal Reserve Bank of Dallas Business and Community Advisory Council, among other organizations.  She is the author of LEAD IN LIFE, People. Passion. Persistence: Success in the New Era of Diversity, Equity and Inclusion.

“Prosperity is very fortunate to have these accomplished diverse women with broad and unique business and professional experiences join our Board of Directors.  These individuals will enhance our Board and our ability to continue to provide excellent customer service and maximize shareholder value,” commented Zalman.

Prosperity Bancshares, Inc. ®

As of June 30, 2022, Prosperity Bancshares, Inc.® is a $37.387 billion Houston, Texas based regional financial holding company providing personal banking services and investments to consumers and businesses throughout Texas and Oklahoma.  Founded in 1983, Prosperity believes in a community banking philosophy, taking care of customers, businesses and communities in the areas it serves by providing financial solutions to simplify everyday financial needs. In addition to offering traditional deposit and loan products, Prosperity offers digital banking solutions, credit and debit cards, mortgage services, retail brokerage services, trust and wealth management, and treasury management.

Prosperity currently operates 272 full-service banking locations: 65 in the Houston area, including The Woodlands; 30 in the South Texas area including Corpus Christi and Victoria; 62 in the Dallas/Fort Worth area; 22 in the East Texas area; 29 in the Central Texas area including Austin and San Antonio; 34 in the West Texas area including Lubbock, Midland-Odessa and Abilene; 16 in the Bryan/College Station area; 6 in the Central Oklahoma area; and 8 in the Tulsa, Oklahoma area.

Cautionary Notes on Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This release contains, and the remarks by Prosperity’s management on the conference call may contain, forward-looking statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are typically, but not exclusively, identified by the use in the statements of words or phrases such as “aim,” “anticipate,” “estimate,” “expect,” “goal,” “guidance,” “intend,” “is anticipated,” “is expected,” “is intended,” “objective,” “plan,” “projected,” “projection,” “will affect,” “will be,” “will continue,” “will decrease,” “will grow,” “will impact,” “will increase,” “will incur,” “will reduce,” “will remain,” “will result,” “would be,” variations of such words or phrases (including where the word “could,” “may,” or “would” is used rather than the word “will” in a phrase) and similar words and phrases indicating that the statement addresses some future result, occurrence, plan or objective. Forward-looking statements include all statements other than statements of historical fact, including forecasts or trends, and are based on current expectations, assumptions, estimates and projections about Prosperity Bancshares and its subsidiaries. These forward-looking statements may include information about Prosperity’s possible or assumed future economic performance or future results of operations, including future revenues, income, expenses, provision for loan losses, provision for taxes, effective tax rate, earnings per share and cash flows and Prosperity’s future capital expenditures and dividends, future financial condition and changes therein, including changes in Prosperity’s loan portfolio and allowance for loan losses, future capital structure or changes therein, as well as the plans and objectives of management for Prosperity’s future operations, future or proposed acquisitions, the future or expected effect of acquisitions on Prosperity’s operations, results of operations, financial condition, and future economic performance, statements about the anticipated benefits of the proposed transaction, and statements about the assumptions underlying any such statement, as well as expectations regarding the effects of the COVID-19 pandemic on Prosperity’s operating income, financial condition and cash flows. These forward‑looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which are outside of Prosperity’s control, which may cause actual results to differ materially from those expressed or implied by the forward-looking statements. These risks and uncertainties include but are not limited to whether Prosperity can: successfully identify acquisition targets and integrate the businesses of acquired companies and banks; continue to sustain its current internal growth rate or total growth rate; provide products and services that appeal to its customers; continue to have access to debt and equity capital markets; and achieve its sales objectives. Other risks include, but are not limited to: the possibility that credit quality could deteriorate; actions of competitors; changes in laws and regulations (including changes in governmental interpretations of regulations and changes in accounting standards); the possibility that the anticipated benefits of an acquisition transaction, are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of two companies or as a result of the strength of the economy and competitive factors generally; a deterioration or downgrade in the credit quality and credit agency ratings of the securities in Prosperity’s securities portfolio; customer and consumer demand, including customer and consumer response to marketing; effectiveness of spending, investments or programs; fluctuations in the cost and availability of supply chain resources; economic conditions, including currency rate, interest rate and commodity price fluctuations; the effect, impact, potential duration or other implications of the COVID-19 pandemic; and weather. These and various other factors are discussed in Prosperity Bancshares’ Annual Report on Form 10-K for the year ended December 31, 2021, and other reports and statements Prosperity Bancshares has filed with the Securities and Exchange Commission (“SEC”). Copies of the SEC filings for Prosperity Bancshares may be downloaded from the Internet at no charge from http://www.prosperitybankusa.com.